                                                                   EXHIBIT 10.25


                              PUT/CALL AGREEMENT
                              ------------------

PUT/CALL AGREEMENT (the "Agreement"), dated as of March 27, 2000, by and between Sunburst Hospitality Corporation, a Delaware corporation ("Sunburst") and Choice Hotels International, Inc., a Delaware corporation ("Choice").

                               R E C I T A L S :
                               - - - - - - - -

               A. Sunburst or its subsidiaries (collectively, "Sunburst") is the owner of the Assets (as hereinafter defined).

               B. Contemporaneously with the execution and delivery of this Agreement, Sunburst and Choice are entering into a certain second omnibus amendment agreement (the "Omnibus Amendment") dated February 29, 2000, pursuant to which Sunburst and Choice are amending certain provisions of the Transaction Documents (as defined in the Omnibus Amendment).

               C. In connection with the execution and delivery of the Omnibus Amendment, Sunburst desires to grant to Choice the Call Option (as hereinafter defined), Choice desires to grant to Sunburst the Put Option (as hereinafter defined) and Choice and Sunburst desire to acquire the Call Option and Put Option, respectively, in each case upon the terms and conditions set forth herein.

                              A G R E E M E N T :
                              - - - - - - - - -

               NOW THEREFORE, in consideration of the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   ARTICLE I

                               PUT/CALL OPTIONS


               Section 1.1.  Grant of Call Option; Exercise.  (a)  Upon all of
                             ------------------------------
the terms, covenants and conditions set forth herein, Sunburst hereby grants to Choice the exclusive option to purchase (the "Call Option") the following Assets (collectively, the "Assets"):

                  (i) all right, title and interest of Sunburst in and to that certain parcel of real property located in Pittsburgh, Pennsylvania and more particularly described in Schedule A-1 to this Agreement (such
                                        ------------
                           parcel, together with all buildings, improvements and other structures constituting real property or fixtures now or from time to time hereafter located on such parcel and all easements, rights and appurtenances belonging or appertaining thereto, the "Pennsylvania Property");

                   (ii) all right, title and interest of Sunburst in and to that certain parcel of real property located in Greer, South Carolina and more particularly described in Schedule A-2 to this Agreement (such parcel,
                              ------------
                           together with all buildings, improvements and other structures constituting real property or fixtures now or from time to time hereafter located on such parcel and all easements, rights and appurtenances belonging or appertaining thereto, the "South Carolina Property");

                  (iii) all right, title and interest of Sunburst in and to that certain parcel of real property located in Brentwood, Tennessee and more particularly described in Schedule A-3 to this Agreement (such parcel,
                              ------------
                           together with all buildings, improvements and other structures constituting real property or fixtures now or from time to time hereafter located on such parcel and all easements, rights and appurtenances belonging or appertaining thereto, the "Tennessee Property"; together with the Pennsylvania Property and the South Carolina Property, collectively, the "Properties");

                   (iv) all right, title and interest of Sunburst in and to all tangible and intangible assets of any kind or nature (other than those certain assets set forth in Schedule B-1 to this Agreement (such assets, the
                           ------------
                           "Pennsylvania Excluded Assets")) relating to or used in connection with the Pennsylvania Property (such assets, the "Pennsylvania Other Assets"; together with the Pennsylvania Property, the "Pennsylvania Assets");

                    (v) all right, title and interest of Sunburst in and to all tangible and intangible assets of any kind or nature (other than those certain assets set forth in Schedule B-2 to this Agreement (such assets, the
                           ------------
                           "South Carolina Excluded Assets")) relating to or used in connection with the South Carolina Property (such assets, the "South Carolina Other Assets"; together with the South Carolina Property, the "South Carolina Assets");

                   (vi) all right, title and interest of Sunburst in and to all tangible and intangible assets of any kind or nature (other than those certain assets set forth in Schedule B-3 to this Agreement (such assets, the
                           ------------
                           "Tennessee Excluded Assets"; together with the Pennsylvania Excluded Assets and the South Carolina Excluded Assets, collectively, the "Excluded Assets")) relating to or used in connection with the Tennessee Property

                           (such assets, the "Tennessee Other Assets"; together with the Tennessee Property, the "Tennessee Assets");

               (b) The Call Option may be exercised by Choice within the Call Option Period (as hereinafter defined) with respect to any or all of the Pennsylvania Assets, the South Carolina Assets and the Tennessee Assets, in each case, taken as a whole. The Call Option shall be exercisable by Choice at any time during the period (the "Call Option Period") commencing on March 27, 2000 and expiring at 12:00 midnight New York time on June 30, 2000 by written notice delivered by Choice to Sunburst in the manner set forth in Section 10.9 hereof
                                                           ------------
prior to the expiration of the Call Option Period. Such notice shall specifically state that Choice is exercising its Call Option with respect to the Pennsylvania Assets, the South Carolina Assets and/or the Tennessee Assets, in each case, taken as a whole (the Assets specifically described in such notice, the "Call Option Assets"). In the event Choice shall fail to exercise the Call Option on or before the expiration of the Call Option Period, the Call Option shall be null and void and of no further force or effect.

               Section 1.2. Grant of Put Option; Exercise. (a) Upon all of the
                            -----------------------------
terms, covenants and conditions set forth herein, Choice hereby grants to Sunburst the exclusive option to require Choice to purchase (the "Put Option") the Pennsylvania Assets, the South Carolina Assets and/or the Tennessee Assets solely to the extent that Choice shall fail to exercise its Call Option with respect to any thereof.

               (b) The Put Option may be exercised by Sunburst within the Put Option Period (as hereinafter defined) with respect to any or all of the Pennsylvania Assets, the South Carolina Assets and the Tennessee Assets, in each case taken as a whole, solely to the extent that Choice shall fail to exercise its Call Option with respect to any thereof. The Put Option shall be exercisable by Sunburst at any time during the period (the "Put Option Period") commencing on July 1, 2000 and expiring at 12:00 midnight New York time on July 31, 2000, by written notice delivered by Sunburst to Choice in the manner set forth in
Section 10.9 hereof prior to the expiration of the Put Option Period. Such
------------
notice shall specifically state that Sunburst is exercising its Put Option with respect to the Pennsylvania Assets, the South Carolina Assets and/or the Tennessee Assets, in each case, taken as a whole (the Assets specifically described in such notice, the "Put Option Assets"; together with the Call Option Assets, as applicable, the "Purchased Assets"). In the event Sunburst shall fail to exercise the Put Option on or before the expiration of the Put Option Period, the Put Option and this Agreement shall be null and void and of no further force or effect. Such Put Option is subject to extension pursuant to Section 6.6 hereof.

                                  ARTICLE II

                                PURCHASE PRICE


               Subject to the prorations provided for in Section 6.5 of this
                                                         -----------
Agreement, the purchase price (the "Purchase Price") to be paid by Choice to Sunburst for the Pennsylvania Assets, the South Carolina Assets and/or the Tennessee Assets, as applicable, shall be the amount set forth in Schedule C
                                                                  ----------
hereto with respect to such Purchased Assets, in each case payable by wire transfer of immediately available funds at closing to an account designated by Sunburst prior to closing.


                                  ARTICLE III

                                 TITLE MATTERS


               Section 3.1. Title Commitments. Attached hereto as Schedules D-1,
                            -----------------                     -------------
D-2 and D-3 are the title insurance commitments (the "Title Commitments") issued
---     ---
by Commonwealth Title Insurance Company and First American Title Insurance Company (collectively, the "Title Insurer"), showing the current state of title of the Pennsylvania Property, the South Carolina Property and the Tennessee Property, respectively. Choice hereby approves the state of title as shown in the Title Commitments, as such Title Commitments have been marked by Choice, except for any material matters which would be disclosed by a survey. The title exceptions shown in the Title Commitments, excluding the exceptions marked out thereon by Choice and any material matters which would be disclosed by a survey, are hereinafter called the "Approved Title Exceptions."

               Section 3.2. Title Insurance. Choice's fee title to each of the
                            ---------------
Properties being transferred pursuant to the exercise of either the Put Option or the Call Option (each such Property, a "Purchased Property", collectively, the "Purchased Properties") shall be insured at closing by an American Land Title Association ("ALTA") owner's extended coverage policy of title insurance to be issued by the Title Insurer in the amount and containing such endorsements as Choice may require (but such amounts not to exceed those specified in Schedule C) (collectively, the "Title Policy"), showing title vested in Choice
----------
subject only to the following exceptions (collectively, the "Permitted Title Exceptions"):

                (i) Liens for real property taxes and special assessments, if any, to the extent not delinquent; and

               (ii)  Approved Title Exceptions.

               Section 3.3. Liens. Sunburst agrees that it shall not create any
                            -----
encumbrance, lien, charge or other matter which would affect or encumber title to any Property during the term of this Agreement. In the event that any matter other than any Permitted Title Exception affects title to any Property prior to closing and Choice objects thereto, Sunburst shall either: (i) promptly discharge such matter or otherwise cause such matter to be removed as an exception to the Title Policy issued on the Closing Date (as hereinafter defined) with respect to such Property or (ii) pay to the Title Insurer, in escrow, an amount sufficient to satisfy such matter and Sunburst shall proceed with resolving such matter.

               Section 3.4.  Survey.  Within thirty (30) days after the date of
                             ------
this Agreement, Sunburst shall provide Choice with a survey for each Property (and all improvements thereon). Each survey shall:

                    (i) be prepared by a surveyor or engineer licensed to perform surveys in the state in which the applicable Property is located;

                   (ii)   indicate all improvements on the applicable Property;

                  (iii) be certified by the surveyor to Choice (or its designee); and

                   (iv) be sufficiently detailed for the Title Insurer to delete the so-called standard survey exceptions from, and issue a comprehensive endorsement (or its equivalent) to the applicable Title Policy.

                  Section 3.5. UCC Search. Sunburst, at is expense, shall
                               ----------
provide Choice with a current Uniform Commercial Code search conducted in the appropriate state and local jurisdictions against each Property and against Sunburst, prepared by a reputable search firm.


                                  ARTICLE IV

                                  INSPECTIONS


               For a period of 45 days after Choice's written notice of the exercise of the Call Option, Choice shall have the right at Choice's sole cost and expense to enter onto any Property (either through its employees or designated agents and representatives) at reasonable times and in a reasonable manner after giving reasonable notice to Sunburst's Vice President, Extended Stay Hotel Operations for the purpose of making such inspections as Choice deems necessary or appropriate in connection with this Agreement. Sunburst shall give Choice full and free access to all its books, contracts, leases, commitments, documents, records and other information relating to the Assets and during such period Sunburst shall furnish Choice promptly with all financial and operating data and working papers and other information of Sunburst relating to the Assets.


                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS


               Section 5.1.  Choice's Representations, Warranties and Covenants.
                             --------------------------------------------------
As an inducement to Sunburst to enter into this Agreement, Choice represents, warrants and covenants that:

                    (i) Choice is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                   (ii) Choice has full corporate right, power and authority to enter into and perform its obligations under this Agreement and the other instruments and documents contemplated herein to be executed and performed by it; and

                  (iii) The execution and delivery of this Agreement and such other instruments and documents and the consummation of the transactions contemplated hereby and thereby (a) have been duly authorized by all necessary action on the part of Choice, (b) do not require any consent or approval of or notice to any government authority or any other person, (c) will not result in the breach of the certificate of incorporation or by-laws of Choice or any material agreement or other material instrument to which Choice is a party or to which Choice or its assets are bound and (d) will not conflict with or result in the breach of any law, statute, regulation or requirement of any government authority or any judgment, writ, injunction or decree of any court or governmental agency to which Choice or its assets are subject.

               Section 5.2.  Sunburst's Representations, Warranties and
                             ------------------------------------------
Covenants.  As an inducement to Choice to enter into this Agreement, Sunburst
---------
represents, warrants and covenants as follows:

                    (i) Sunburst is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                   (ii) Sunburst has full corporate right, power and authority to enter into and perform its obligations under this Agreement and the other instruments and documents contemplated herein to be executed and performed by it including, without limitation, those conveying its right, title and interest in the Assets;

                   (iii) The execution and delivery of this Agreement and such other instruments and documents and the consummation of the transactions contemplated hereby and thereby
                           (a) have been duly authorized by all necessary action on the part of Sunburst, (b) do not require any consent or approval of or notice to any governmental authority or any other person, (c) will not result in the breach of the certificate of incorporation or by-laws of Sunburst or any material agreement or other material instrument to which Sunburst is a party or to which Sunburst or its assets are bound and (d) will not conflict with or result in the breach of any law, statute, regulation or requirement of any government authority or any judgment, writ, injunction or decree of any court or governmental agency to which Sunburst or its assets are subject;

                    (iv) Sunburst has not made an assignment for the benefit of creditors, nor has Sunburst filed, or had filed against it, any petition in bankruptcy or insolvency;

                     (v) Sunburst is not a "foreign person" within the meaning of section 1445 of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder;

                    (vi) As of the Closing Date, Sunburst will have the right, power and authority to sell and convey the Assets to Choice and, other than this Agreement, Sunburst has not entered into any agreement granting to any person any option, right of first refusal or similar right with respect to the right, title and interests in the Assets held by Sunburst;

                   (vii)   Except as set forth in Exhibit A hereto: (a) there
                                                  ---------
                           are no litigation or governmental, administrative or arbitration proceedings or investigations pending or, to Sunburst's knowledge, threatened against Sunburst (solely as such affects the Assets) or any of the Assets, (b) there are no unsatisfied judgments, arbitration awards or judicial orders against Sunburst or any of the Assets and (c) there are no pending or, to Sunburst's knowledge, threatened complaints, charges, petitions or claims against Sunburst (solely as such affects the Assets) or any of the Assets;

                  (viii)   Except as disclosed in Exhibit A, Sunburst has not
                                                  ---------
                           received any written notice from any governmental authority with respect to any actual or threatened taking of any of the Assets or any portion thereof by the exercise of the right of condemnation or eminent domain;

                   (ix) There is in full force and effect extended coverage casualty insurance insuring the Assets, for full replacement cost; Sunburst shall maintain such insurance coverage;

                    (x) The Assets are in good working condition, order and repair, except reasonable wear and tear, and Sunburst shall preserve, protect and maintain its respective business and the Assets, and shall operate all aspects of its business consistently with established prior practice and in the ordinary course of its respective business and shall refrain from engaging in transactions, making alterations or additions, entering into agreements (whether written or oral) or selling, transferring or otherwise disposing of any of the Assets otherwise than in a manner consistent with established practice in the ordinary course of its respective business; and

                   (xi) Sunburst, to the best of its knowledge, is in material compliance with each, and is not in material violation of any law, ordinance or governmental rule or regulation (including, without limitation, any and all applicable Environmental Laws (as hereinafter defined), and building and zoning ordinances) to which Sunburst's business (solely as it affects the Assets) or the Assets are subject; Sunburst has not failed to obtain any license, permit, certificate or other governmental authorization or inspection necessary to the ownership or use of the Assets or the conduct of Sunburst's business (solely as it affects the Assets); and Sunburst has not received any written communication that alleges that Sunburst is not in compliance with any Environmental Laws or other law, ordinance or governmental rule or regulation; it being understood that for the purposes of this Agreement, the term "Environmental Law" shall mean all applicable laws and regulations of any governmental authority applicable to the Assets and relating to (a) pollution or (b) the protection of employee health or (c) the environment (including ambient air, surface water, ground water, land surface, or subsurface strata), including laws and regulations relating to emissions, discharges, releases or threatened releases of any chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products.

               Section 5.3. Survival and Indemnity. The truth, accuracy, and
                            ----------------------
completeness of each of the representations, warranties and covenants of Choice and of Sunburst herein set forth shall constitute a condition precedent to the obligations of Sunburst and Choice, respectively, hereunder. The parties hereto each agree to indemnify, defend and hold harmless the other from any claim, demand, liability, loss or cost (including reasonable attorneys' fees and costs) which the other may sustain because of any material breach of or inaccuracy in the respective representations, warranties and covenants of such party set forth in this Agreement. At closing, Choice and Sunburst shall deliver to each other a certificate which shall confirm that their respective warranties and representations contained in this Agreement are in all material respects true and correct as of the Closing Date. Such representations, warranties and covenants herein set forth shall survive the Closing Date for the period of the applicable statute of limitations.


                                  ARTICLE VI

                                    CLOSING


               Section 6.1. Closing Date. In the event the Call Option or the
                            ------------
Put Option shall be exercised, the sale of the Purchased Assets shall be consummated on the date (the "Closing Date") which is 60 days after either (i) the date of the exercise of the Call Option by Choice or (ii) the date of the exercise of the Put Option by Sunburst; provided, however, that if such 60th day
                                        --------  -------
shall fall on a day which shall not constitute a Business Day (as hereinafter defined) then the Closing Date shall occur on the immediately succeeding Business Day. The closing of the sale of the Purchased Assets will take place at the offices of the escrow agent, with the exact time for closing to be designated by Choice by written notice to Sunburst.

               Section 6.2. Sunburst's Deliveries and Instruments. On the
                            --------------------------------------
Closing Date, Sunburst shall deliver or cause to be delivered to Choice the following items (all documents shall be duly executed and, to the extent necessary, acknowledged by Sunburst):

                  (i)      Deed. With respect to each Purchased Property, a deed
                           ----
                           in substantially the form attached as Exhibit B
                                                                 ---------
                           hereto executed by Sunburst conveying such Purchased Property to Choice (each a "Deed", collectively, the "Deeds"), subject only to Permitted Title Exceptions along with transfer tax forms or affidavits with respect to each such Deed as may be required for recordation of each such Deed in the appropriate jurisdiction;

                  (ii)     Bill of Sale. A duly executed bill of sale in
                           -------------
                           substantially the form as attached as Exhibit C
                                                                 ---------
                           hereto (the "Bill of Sale") conveying all tangible personal property relating to the Purchased Properties.

                  (iii)    Assignment. An assignment agreement executed by
                           ----------
                           Sunburst assigning to Choice all of Sunburst's rights and obligations under any contracts or other intangibles relating to the Purchased Properties, together with copies of documentation relating thereto;

                   (iv)    Title Insurance.  A Title Policy for each Purchased
                           ---------------
                           Property in such form as described in Article III
                                                                 -----------
                           hereof, the cost of which will be shared equally by Sunburst and Choice;

                    (v)    Title Affidavits.  Such affidavits and other
                           ----------------
                           documents as may be reasonably requested by the Title Insurer to issue each Title Policy in accordance with the terms of the Title Commitments, as marked by Choice, with respect to each Purchased Property;

                   (vi)    Survey.  To the extent not previously delivered to
                           ------
                           Choice, the Surveys in such form as described in
                           Article III hereof;
                           -----------

                  (vii)    Nonforeign Affidavit.  An affidavit executed by
                           --------------------
                           Sunburst confirming that Sunburst is not a foreign person within the purview of 26 U.S.C.(S) 1445 and the regulations issued thereunder;

                 (viii)    Evidencing Authority.  Such resolutions,
                           --------------------
                           certificates of good standing and incumbency certificates and other evidence of authority with respect to Sunburst as may be reasonably requested by Choice or the Title Insurer;

                   (ix)    Certificate.  A certificate of Sunburst confirming
                           -----------
                           the continued accuracy of the warranties and
                           representation made by it in this Agreement in accordance with Section 5.2 hereof; and
                                           -----------

                    (x)    Additional Documents.  Such additional documents as
                           --------------------
                           may be reasonably requested by Choice or the Title Insurer to consummate the sale of the Purchased Assets.

Delivery of each of the foregoing shall be a condition precedent to Choice's obligation to consummate the purchase of the Purchased Asset.

               Section 6.3. Choice's Deliveries and Instruments. On the
                            -----------------------------------
Closing Date, Choice shall deliver or cause to be delivered to Sunburst the following items (all documents shall be duly executed and, to the extent necessary, acknowledged by Choice):

                    (i)    Payment.  The payment of the Purchase Price as
                           -------
                           contemplated in Article II hereof with respect to the
                                           ----------
                           Purchased Assets;

                   (ii)    Assumption Agreement.  An assumption agreement
                           --------------------
                           executed by Choice assuming Sunburst's obligations and duties, prospectively from and after the Closing Date, under the contracts and intangibles, if any, which are the subject of Section 6.2(iii) hereof;
                                                    ----------------

                  (iii)    Title Affidavits.  Such affidavits and other
                           ----------------
                           documents as may be reasonably requested by the Title Insurer to issue each Title Policy in accordance with the terms of the Title Commitment, as marked by Choice, with respect to each Purchased Property;

                   (iv)    Evidence of Authority. Such resolutions, certificates
                           ---------------------
                           of good standing and incumbency certificates and other evidence of authority with respect to Choice, any nominee of Choice acting under this Agreement and the person or persons acting on behalf of Choice or Choice's nominee as might be reasonably requested by Sunburst or the Title Insurer;

                    (v)    Certificate.  A certificate of Choice confirming the
                           -----------
                           continued accuracy of the warranties and
                           representations made by it in this Agreement in accordance with Section 5.3 hereof; and
                                           -----------

                   (vi)    Additional Documents.  Such additional documents as
                           --------------------
                           may be reasonably requested by Sunburst or the Title Insurer to consummate the sale of the Purchased Assets to Choice.

               Section 6.4. Possession. Subject to Choice's fulfillment of its
                            ----------
obligations under "6.3, Possession of the Purchased Assets shall be delivered by Sunburst to Choice on or before the close of business on the Closing Date free from all parties claiming rights to possession of or having claims against the Purchased Assets other than pursuant to contractual obligations approved or to be assumed by Choice or pursuant to this Agreement and the other documents relating thereto. If Sunburst shall fail so to deliver possession on the Closing Date, Sunburst shall be subject to eviction and shall be additionally liable to Choice for damages.

               Section 6.5. Prorations.  All real estate taxes, assessments,
                            ----------
utility charges, water and sewer charges, and other items reasonably subject to proration shall be prorated as of the Closing Date.

               Section 6.6 Extension of Put Option Period. If the Call Option
                           ---------
has been exercised and Choice or its assignee fails to close on the Purchase Asset on the Closing Date for any reason other than Sunburst's breach of or failure to comply with its obligations under this Agreement, then the Put Option Period for such Purchased Asset shall be extended to the later of thirty days from the Closing Date or October 31, 2000.

                                  ARTICLE VII

                                  ASSIGNMENT


Neither this Agreement nor any of the rights hereunder may be assigned for any purpose whatsoever without the written consent of the parties hereto (which consent shall not be unreasonably withheld or delayed); provided, however, that
                                                        --------  -------
if the Put Option or Call Option has been exercised with respect to a Purchased Asset(s), then Choice, upon notice to Sunburst prior to the Closing Date, may assign its right, title and interest under the following sections of this Agreement solely with respect to such Purchased Asset(s): Article II, Article III, Article IV, Article V, Article VI, Article VIII, Article IX and Article X; and assignee shall assume Choice's obligations under such sections.



                                 ARTICLE VIII

                           CASUALTY AND CONDEMNATION


               Section 8.1. Waiver. Sunburst and Choice waive the provisions of
                            ------
all applicable laws relating to the occurrence of a casualty or condemnation between the date hereof and the Closing Date, and Sunburst and Choice agree that notwithstanding the occurrence of any casualty or condemnation, the transactions contemplated by this Agreement shall be fully consummated in accordance with the terms hereof.

               Section 8.2. Obligation to Rebuild. In the event of any such
                            ---------------------
casualty or condemnation, on or prior to the Closing Date, then the Closing Date shall be delayed until such time as Sunburst has rebuilt or restored such affected Assets to substantially the same condition of such Assets prior to the casualty or condemnation.


                                  ARTICLE IX

                                    Default


               Section 9.1. Choice's Default. Choice agrees that any default by
                            ----------------
Choice hereunder or any misrepresentation by Choice hereunder, which default or misrepresentation materially adversely affects the ability of Choice to perform its obligations under this Agreement or any of the other documents or instruments contemplated herein to be executed or performed by Choice, shall each constitute a default by Choice. Sunburst hereby agrees that the failure of Choice to consummate the transactions contemplated hereunder as a result of any court or governmental action, law, order or decree taken, enacted or declared after the date hereof and not initiated or consented to by Choice prohibiting or staying the consummation of the transaction contemplated hereunder shall not constitute a default by Choice hereunder. If any such action is brought against Choice, Choice shall use commercially reasonable efforts to defend such action and if any such order or decree is declared against Choice, Choice shall use commercially reasonable efforts to vacate or lift such order or decree.

               Section 9.2. Sunburst's Default. Sunburst agrees that any default
                            ------------------
by Sunburst hereunder or a misrepresentation by Sunburst hereunder, which default or misrepresentation materially adversely affects the ability of Sunburst to perform its obligations under this Agreement or any of the other documents or instruments contemplated herein to be executed or performed by Sunburst, shall each constitute a default by Sunburst. Choice hereby agrees that the failure of Sunburst to consummate the transactions contemplated hereunder as a result of any court or governmental action, law, order or decree taken, enacted or declared after the date hereof and not initiated or consented to by Sunburst prohibiting or staying the consummation of the transaction contemplated hereunder shall not constitute a default by Sunburst hereunder. If any such action is brought against Sunburst, Sunburst shall use commercially reasonable efforts to defend such action and if any such order or decree is declared against Sunburst, Sunburst shall use commercially reasonable efforts to vacate or lift such order or decree.

               Section 9.03. Dispute Resolution. In the event either party shall
                             ------------------
default under this Agreement or any other dispute or claim shall arise hereunder, such matter shall be resolved in accordance with the applicable provisions of Section 1.5 of the Omnibus Amendment.
              -----------


                                   ARTICLE X

                                 MISCELLANEOUS


               Section 10.1. Entire Agreement. This Agreement, the Schedules and
                             ----------------
Exhibits annexed hereto and the Omnibus Amendment contain the entire understanding of the parties hereto with respect to the subject matter hereof, and no prior or contemporaneous written or oral agreement or understanding pertaining to any such matter shall be effective for any purpose.

               Section 10.2. Time of Essence.  Time is of the essence with
                             ---------------
respect to each provision of this Agreement.

               Section 10.3. Certain Fees and Expenses. Choice and Sunburst
                             -------------------------
shall pay, in good funds, their respective closing costs and all other items required to be paid at closing, except as otherwise provided herein. The local transfer tax, if any, shall be paid at closing by Choice. Any sales and use tax that may accrue because of this transaction shall be paid when due by Sunburst.

               Section 10.4. Binding Effect.  The provisions of this Agreement
                             --------------
shall inure to the benefit of and be binding upon Sunburst and Choice and their respective successors and permitted assigns.

               Section 10.5. No Waiver. No waiver of any of the provisions of
                             ---------
this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

               Section 10.6. Assurances of Cooperation. The parties hereby
                             -------------------------
covenant and agree that they shall at any time prior to and after the Closing Date and from time to time, execute, acknowledge and deliver, or shall cause to be done, executed, acknowledged and delivered all such further acts, documents and any other items as may reasonably be required by the other party in order to carry out fully and effectuate the transactions herein contemplated in accordance with the provisions of this Agreement.

               Section 10.7. Duplicate Original; Counterparts. This Agreement
                             --------------------------------
may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Agreement.

               Section 10.8. Modification in Writing. This Agreement may not be
                             -----------------------
altered, amended, modified or changed except by an agreement in writing signed by the parties hereto or their respective successors in interest or permitted assigns.

               Section 10.9. Notices. All notices or other written
                             -------
communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the United States Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth below or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Agreement, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York. Any notice should be directed to the following addresses and either party by notice to the other may designate additional or different addresses for subsequent notices or communications:

                         To Sunburst:             Pam Williams, Esq.
                                                  Sunburst Hospitality Corp.
                                                  10770 Columbia Pike
                                                  Silver Spring, MD  20901

                         With a copy to:          Kevin Hanley, Vice President
                                                  Sunburst Hospitality Corp.
                                                  10770 Columbia Pike
                                                  Silver Spring, MD  20901

                         To Choice:               10750 Columbia Pike
                                                  Silver Spring, MD  20901
                                                  Attn:  General Counsel


               Section 10.10. Appurtenant Agreement.  The terms, covenants,
                              ---------------------
conditions and agreements contained herein shall be a burden and appurtenant to the Properties and shall run with the Properties.

               Section 10.11. Headings.  The headings and captions contained in
                              --------
this Agreement are solely for convenience of reference and shall not control or affect the meaning or construction of any provision hereof.

               Section 10.12. Governing Law; Severability. This Agreement shall
                              ---------------------------
be governed by, and shall be construed and enforced in accordance with, the laws of the state of Maryland without regard to principles of conflicts of laws. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               Section 10.13. Recording. A memorandum of this Agreement
                              ---------
("Memorandum of Put/Call Agreement") in the form attached hereto as Exhibit D
                                                                    ---------
shall be recorded in the office of the official records of the county or counties in which the Assets are located ("Recorder's Office"), as appropriate, contemporaneously with the execution of this Agreement. After the expiration of the Put Option Period, Choice shall record a release in the Recorder's Office.

               Section 10.14. Management of Purchased Assets. In the event
                              ------------------------------
Choice shall exercise its Call Option or Sunburst shall exercise its Put Option, Sunburst and Choice hereby agree that Sunburst shall operate and manage the Purchased Assets pursuant to the provisions of a Management Agreement substantially in the form of Exhibit E annexed hereto.
                             ---------

               Section 10.15. Brokerage. Sunburst and Choice each hereby
                              ---------
represent and warrant to the other that it has not dealt with any broker or finder or any other person who might be entitled to a fee in connection with the purchase and sale of the Assets and that no fee or commission is due to any broker, finder or other person in connection with this Agreement or the sale contemplated hereby. Sunburst and Choice each hereby indemnify the other and agree to hold the other harmless from and against any and all claims, demands, liabilities, losses, judgments, costs and expenses (including, without limitation, reasonable attorneys' fees) arising directly or indirectly out of any claim for a fee or commission due to any broker or finder arising out of facts which contravene the warranties stated in this Section 10.15. The representations, warranties and agreements contained in this Section 10.15 shall survive closing.

               IN WITNESS WHEREOF, Sunburst and Choice have caused this Agreement to be duly executed as of the day and year first above written.


                                             CHOICE HOTELS INTERNATIONAL, INC.,
                                                 a Delaware corporation



                                             By:  /s/ Michael J. DeSantis
                                                --------------------------------
                                                 Name:  Michael J. DeSantis
                                                 Title: Senior Vice President



                                             SUNBURST HOSPITALITY CORPORATION,
                                                 a Delaware corporation



                                             By:  /s/ Donald J. Landry
                                                --------------------------------
                                                 Name:  Donald J. Landry
                                                 Title: Chief Executive Officer